UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2024

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2024, Astrana Health, Inc. (the “Company”) and ApolloCare Partners of Texas 2, an indirect subsidiary of the Company (“APT”), entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated July 24, 2024, with Universal American Corp. (“UAC”), Heritage Health Systems of Texas, Inc. (“HHSTX”), Heritage Health Systems, Inc. (“HHS” and, together with UAC and HHSTX, the “Sellers”), and solely with respect to Section 6.21, Section 6.22, Section 9.10 and Article XI of the Purchase Agreement, Centene Corporation (“Parent”). Under the terms of the Purchase Agreement, subject to satisfaction of customary conditions, the Company will purchase all of the outstanding membership interest in Collaborative Health Systems, LLC (“CHS”), and APT will purchase all of the outstanding equity interests in Golden Triangle Physician Alliance (“GTPA”) and Heritage Physician Networks (“HPN”), for an aggregate purchase price of $37.5 million, subject to customary adjustments, plus earnout payments in an aggregate amount of up to $21.5 million. The purchase pursuant to the Purchase Agreement of CHS, GTPA and HPN by the Company and APT is referred to collectively as the “Transaction.”

The Purchase Agreement includes customary representations, warranties, covenants, conditions and other agreements. The obligations of the parties to complete the Transaction is subject to the satisfaction, or waiver, of customary closing conditions, including receipt of applicable regulatory approvals. It is currently anticipated that the closing of the Transaction will occur before fiscal year end.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

The Purchase Agreement has been included with this Report to provide investors and security holders with information regarding the terms of the Transaction. It is not intended to provide any other factual information about the Company, CHS, GTPA, HPN or any of the other parties to the Transaction or the equity to be purchased in the Transaction or such Purchase Agreement. The representations, warranties, covenants and agreements contained in the Purchase Agreement, which are made only for purposes of the Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the appliable agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company investors and security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, CHS, GTPA, HPN or any of the other parties to the Transaction. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On July 25, 2024, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

The information contained in this Item 7.01 of this Report, including the exhibit referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, risks arising from the diversion of management’s attention from the Company’s ongoing business operations, an increase in the amount of costs, fees and expenses and other charges related to the Transaction described in this Report, outcome of any litigation that the Company, the Sellers or Parent may become subject to relating to such Transaction, the extent of, and the time necessary to obtain, any regulatory approvals required for completion of the Transaction, risks of disruption to the Company’s business as a result of the public announcement of the Transaction, the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements relating to the Transaction, an inability to complete the Transaction in a timely manner or at all, including due to a failure of any condition to the closing of the Transaction to be satisfied or waived by the applicable party, the occurrence of any event, change or other circumstance that could give rise to the termination of any of the agreements to the Transaction, a decline in the market price for the Company’s common stock if the Transaction is not completed, risks that the Transaction disrupts current plans and operations of the Company or Sellers and potential difficulties in Sellers’ employee retention as a result of the Transaction, and the ability to implement business plans, forecasts and other expectations after the completion of the Transaction, realize the intended benefits of the Transaction, and identify and realize additional opportunities following the Transaction, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Securities Purchase Agreement, dated July 24, 2024, by and among Astrana Health, Inc., ApolloCare Partners of Texas 2, Universal American Corp., Heritage Health Systems of Texas, Inc., Heritage Health Systems, Inc., and solely with respect to certain sections of the Purchase Agreement, Centene Corporation.
99.1	Press Release issued by the Company on July 25, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: July 25, 2024	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President